Exhibit 99.1

Michael P. Scarpelli

Chief Financial Officer

ir@datadomain.com

(408) 980-4800

FOR IMMEDIATE RELEASE

Data Domain, Inc. Reports Fourth Quarter and Full Year

Financial Results

Revenue Increases 40% Compared to the Third Quarter 2007, 151%

Compared to Fourth Quarter 2006, and 166% for the Year Ended 2007

Compared to the Year Ended 2006

SANTA CLARA, Calif. — January 31, 2008 — Data Domain, Inc. (Nasdaq: DDUP) today announced results for its fourth quarter ended December 31, 2007. Net revenue for the fourth quarter of 2007 was $44.9 million, an increase of 40% from the third quarter of 2007 and an increase of 151% from the fourth quarter of 2006. Net revenue for the year ended December 31, 2007 was $123.6 million, an increase of 166% from the year ended December 31, 2006.

Data Domain posted a GAAP net loss for the fourth quarter of 2007 of $76,000, or $0.00 per share. This compares to a GAAP net loss of $880,000, or $0.02 per share in the immediately preceding third quarter of 2007, and a GAAP net loss of $2.4 million, or $0.32 per share in the fourth quarter of 2006.

Excluding the impact of stock-based compensation and related taxes in all periods, the non-GAAP net income for the fourth quarter of 2007 was $5.1 million, or $0.10 per basic share and $0.08 per diluted share, compared to a non-GAAP net loss of $1.8 million, or $0.25 per basic and diluted share, in the fourth quarter of 2006.

“In the fourth quarter of 2007, Data Domain again achieved record revenues and accelerated its rate of new customer acquisitions,” said Frank Slootman, president and chief executive officer of Data Domain. “We added approximately 341 new customers during the quarter, up from 228 the previous quarter, bringing our cumulative customer count to approximately 1,537 worldwide. Enterprise data growth is in large measure fueled by a persistent redundancy caused by sharing and evolving the underlying data. Data Domain storage seamlessly filters out these repeated data patterns while the data is making its way to disk, thereby drastically reducing the capacity foot print needed to store and protect application data. Our progress in Q4 reflects increasing penetration and acceptance of this new class of storage in enterprise data centers around the world.”

“In addition to exceeding our revenue plan for the quarter, we had a gross margin of 73%, and generated positive cash flow from operations again this quarter, while increasing our number of employees by 72,” added Michael Scarpelli, chief financial officer of Data Domain.

Recent Highlights

Data Domain’s focus on delivering its industry-leading technologies to an increasingly broad spectrum of enterprises worldwide was reflected in a number of key business initiatives and recent milestones.

•

Data Domain’s introduction of nearline storage capabilities in the previous quarter enabled new certifications with leading eDiscovery solution providers during the fourth quarter of 2007. In addition, Data Domain’s ability to address and consolidate archival data drove incremental sales during the fourth quarter.

•

Data Domain announced it was named a Rising Star in Deloitte’s Technology Fast 50 Program for Silicon Valley. Data Domain placed second in terms of revenue growth, with 5,861 percent revenue growth over the past three years.

•	During the fourth quarter, 341 new Data Domain customers were acquired, more than in any single quarter in the Company’s history.

•	The Company successfully completed a secondary stock offering that resulted in the addition of approximately $78 million to its balance sheet.

•	Announced that TheInfoPro’s new Wave 10 End User Survey advanced Data Domain to the “Lead In-plan Deduplication Vendor” spot amongst Fortune 1000 Companies.

Conference Call Information

Data Domain will host a conference call for analysts and investors to discuss its fourth quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). The dial-in number for this conference call is 800-659-1942 (617-614-2710 international) and the participant passcode is 74668052#. A live webcast of the conference call will be accessible from the Investor Relations section of the Company’s website at www.datadomain.com. Following the webcast, an archived version will be available on the company’s website for 30 days. To hear the replay, parties in the United States and Canada should call 1-888-286-8010 and enter passcode 18187876#. International parties can access the replay at 617-801-6888 and should enter passcode 18187876#.

Use of Non-GAAP Financial Information

Data Domain has supplemented the financial measures contained in this press release that are provided in accordance with generally accepted accounting principles (“GAAP”) with non-GAAP financial measures. Data Domain believes that these non-GAAP financial measures better reflect its core operating results and thus are appropriate to enhance the overall understanding of its past financial performance and its prospects for the future. These adjustments to Data Domain’s GAAP results are made with the intent of providing both management and investors a more complete understanding of Data Domain’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate Data Domain’s financial results, develop budgets and manage expenditures. The method Data Domain uses to produce non-GAAP financial results may differ from the methods used by other companies. Data Domain’s reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP. Reconciliation of the non-GAAP financial measures to the nearest GAAP financial measures is included in the financial measures attached hereto.

ABOUT DATA DOMAIN

Data Domain® is a leading provider of deduplication storage appliances for disk-based backup and network-based disaster recovery. Approximately 1,537 companies worldwide have purchased Data Domain’s storage systems to reduce costs and simplify data management. Data Domain delivers the performance, reliability and scalability to address the data protection needs of enterprises of all sizes. Data Domain’s products integrate into existing customer infrastructures and are compatible with leading enterprise backup software products. To find out more about Data Domain, visit www.datadomain.com. Data Domain is headquartered at 2421 Mission College Blvd., Santa Clara, CA 95054 and can be contacted by phone at 1-866-933-3873 or by e-mail at sales@datadomain.com.

Forward Looking Statements

This press release contains forward-looking statements regarding the increasing demand for our industry-leading technology and in-plan status, our support for an increasingly broad spectrum of enterprises, our support of a wide range of nearline workloads and use cases beyond our core data protection markets, and our reduction of the costs and capacity foot print needed to store application data. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; market acceptance of our products; our ability to scale our distribution channels; our ability to recruit and retain personnel; our ability to compete in our industry; our ability to maintain and expand relationships with technology partners; our ability to protect our intellectual property; shortages or price fluctuations in our supply chain and the performance of our contract manufacturer; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact our business are set forth in the “Risk Factors” section of our Quarterly Report on Form 10-Q for the third quarter ended September 30, 2007 filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Data Domain and the Data Domain logo are trademarks or registered trademarks of Data Domain, Inc. All other trademarks used or mentioned herein belong to their respective owners.

A copy of this press release can be found on the Investor Relations page of Data Domain’s website at www.datadomain.com

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Data Domain, Inc.

Consolidated Balance Sheet

(in thousands, except per share data)

	December 31,
	2007	2006
Current Assets:
Cash and cash equivalents	$102,939	$11,857
Short-term investments	104,197	—
Accounts receivable (net of allowances of $0 and $10, respectively)	35,320	15,454
Inventories	2,341	1,193
Prepaid expenses and other current assets	1,711	311

Total current assets	246,508	28,815
Intangible asset	267	400
Property, plant and equipment, net	14,589	1,698

Total assets	$261,364	$30,913

Current Liabilities:
Accounts payable	$7,251	$3,590
Accrued compensation and related benefits	11,992	3,688
Other accrued liabilities	6,731	1,781
Income taxes payable	196	246
Deferred revenue, current	16,650	6,654

Total current liabilities	42,820	15,959
Deferred revenue, non-current	9,322	2,641
Long-term exercised unvested stock options	766	1,046
Other liabilities	594	3,319
Commitments and contingencies:
Mandatorily redeemable convertible preferred shares	—	41,514
Stockholders’ equity (deficit):
Common stock and additional paid in capital; $0.0001 par value - 300,000 shares authorized as of December 31, 2007 and 60,000 shares authorized at December 31, 2006; 56,714 and 9,385 shares issued and outstanding as of December 31, 2007 and 2006, respectively	248,078	3,049
Accumulated other comprehensive income	47	3
Stockholder note receivable	—	(15)
Accumulated deficit	(40,263)	(36,603)

Total stockholders’ equity (deficit)	207,862	(33,566)

Total liabilities, mandatorily redeemable convertible preferred stock and stockholders’ equity (deficit)	$261,364	$30,913

Data Domain, Inc.

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31, 2007	December 31, 2006	December 31, 2007	December 31, 2006
	(unaudited)	(unaudited)
Revenue:
Product	$39,399	$15,735	$108,869	$36,884
Support and services	5,448	1,498	14,423	2,898
Ratable product and related support and services	33	646	330	6,652

Total revenue	44,880	17,879	123,622	46,434

Cost of revenue:
Cost of product	10,179	4,083	30,646	11,059
Cost of support and services	2,119	627	5,152	1,873
Cost of ratable product and related support and services	3	162	103	1,591

Total cost of revenue	12,301	4,872	35,901	14,523

Gross profit	32,579	13,007	87,721	31,911

Operating expenses:
Sales and marketing	23,508	7,866	60,441	20,252
Research and development	7,190	3,285	23,463	10,447
General and administrative	4,102	1,326	11,006	2,831
Settlement expense	—	2,919	—	2,919

Total operating expenses	34,800	15,396	94,910	36,449

Operating loss	(2,221)	(2,389)	(7,189)	(4,538)

Other income (expense), net:
Interest income	1,949	132	3,899	523
Other income (expense), net	164	4	123	200

Total other income (expense), net	2,113	136	4,022	723

Loss before provision for income taxes	(108)	(2,253)	(3,167)	(3,815)
Provision (benefit) for income taxes	(32)	139	493	211

Net loss	$(76)	$(2,392)	$(3,660)	$(4,026)

Net loss per share, basic and diluted	$(0.00)	$(0.32)	$(0.12)	$(0.56)

Shares used in computing basic and diluted loss per share	53,595	7,389	31,482	7,128

Data Domain, Inc.

GAAP to Non-GAAP Reconciliation

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31, 2007			Year Ended December 31, 2007
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of gross profit:
Total revenue	$44,880	$—	$44,880	$123,622	$—	$123,622
Total cost of revenue	12,301	(187)	12,114	35,901	(507)	35,394

Gross profit	$32,579	$(187)	$32,766	$87,721	$(507)	$88,228

Reconciliation of operating expenses:
Sales and marketing	$23,508	$(3,320)	$20,188	$60,441	$(6,313)	$54,128
Research and development	7,190	(1,063)	6,127	23,463	(2,981)	20,482
General and administrative	4,102	(775)	3,327	11,006	(2,250)	8,756

Total operating expenses	$34,800	$(5,158)	$29,642	$94,910	$(11,544)	$83,366

Reconciliation of operating income (loss), net, provision (benefit) for income taxes, net income and net income per share:
Operating income (loss)	$(2,221)	$5,345	$3,124	$(7,189)	$12,051	$4,862
Income (loss) before provision for income taxes	$(108)	$5,345	$5,237	$(3,167)	$12,051	$8,884
Provision (benefit) for income taxes	$(32)	$145	$113	$493	$145	$638
Net income (loss)	$(76)	$5,200	$5,124	$(3,660)	$11,906	$8,246
Net income (loss) per share, basic	$(0.00)		$0.10	$(0.12)		$0.26
Net income (loss) per share, diluted	$(0.00)		$0.08	$(0.12)		$0.20
Shares used in computing basic net income (loss) per share	53,595		53,595	31,482		31,482
Shares used in computing diluted net income (loss) per share	53,595		63,951	31,482		40,478
Stock-based compensation expense:
Cost of product	$101			$217
Cost of support and services	86			290
Sales and marketing	3,320			6,313
Research and development	1,063			2,981
General and administrative	775			2,250

Total stock-based compensation expense	$5,345			$12,051

Data Domain, Inc.

GAAP to Non-GAAP Reconciliation

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31, 2006			Year Ended December 31, 2006
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of gross profit:
Total revenue	$17,879	$—	$17,879	$46,434	$—	$46,434
Total cost of revenue	4,872	(15)	4,857	14,523	(36)	14,487

Gross profit	$13,007	$(15)	$13,022	$31,911	$(36)	$31,947

Reconciliation of operating expenses:
Sales and marketing	$7,866	$(218)	$7,648	$20,252	$(485)	$19,767
Research and development	3,285	(225)	3,060	10,447	(558)	9,889
General and administrative	1,326	(91)	1,235	2,831	(212)	2,619
Settlement expense	2,919	—	2,919	2,919	—	—

Total operating expenses	$15,396	$(534)	$14,862	$36,449	$(1,255)	$32,275

Reconciliation of operating income (loss), net, provision for income taxes, net income and net income per share:
Operating income (loss)	$(2,389)	$549	$(1,840)	$(4,538)	$1,291	$(3,247)
Income (loss) before provision for income taxes	$(2,253)	$549	$(1,704)	$(3,815)	$1,291	$(2,524)
Provision for income taxes	$139	$—	$139	$211	$—	$211
Net income (loss)	$(2,392)	$549	$(1,843)	$(4,026)	$1,291	$(2,735)
Net income (loss) per share, basic	$(0.32)		$(0.25)	$(0.56)		$(0.38)
Net income (loss) per share, diluted	$(0.32)		$(0.25)	$(0.56)		$(0.38)
Shares used in computing basic net income (loss) per share	7,389		7,389	7,128		7,128
Shares used in computing diluted net income (loss) per share	7,389		7,389	7,128		7,128
Stock-based compensation expense:
Cost of product	$8			$21
Cost of support and services	7			15
Sales and marketing	218			485
Research and development	225			558
General and administrative	91			212

Total stock-based compensation expense	$549			$1,291

Data Domain, Inc.

Consolidated Statement of Cash Flows

(in thousands)

	Year ended December 31,
	2007	2006
Operating Activities:
Net loss	$(3,660)	$(4,026)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,885	982
Stock-based compensation	12,051	1,291
Tax benefit for excess stock option deduction	109	—
Provision (release) for accounts receivable allowances	(10)	9
Provision for inventories	264	—
Amortization of evaluation inventory	2,596	1,365
Settlement expense	—	2,919
Common stock issued for services	—	7
Changes in operating assets and liabilities:
(Increase) in accounts receivable	(19,856)	(11,124)
(Increase) in inventories	(4,008)	(2,009)
(Increase) in prepaid expenses and other current assets	(1,600)	(137)
Increase in accounts payable	3,661	2,635
Increase in accrued compensation and related benefits	8,304	2,309
Increase in other accrued liabilities	5,553	1,471
Increase (decrease) in income taxes payable	(50)	211
Increase in deferred revenue	16,677	3,525

Net cash provided by (used in) operating activities	21,916	(572)

Investing activities:
Purchase of property, plant and equipment	(14,443)	(1,351)
Purchases of available for sale securities	(120,022)	—
Proceeds from available for sale securities	15,825	—

Net cash used in investing activities:	(118,640)	(1,351)

Financing activities:
Proceeds from initial public offering, net of offering costs	109,162	—
Proceeds from secondary offering, net of offering costs	77,827	—
Repayment of shareholder note receivable	15	—
Proceeds from issuance of mandatorily redeemable convertible preferred stock, net of issuance costs	—	180
Proceeds from issuance of common stock, net of repurchases	758	1,105

Net cash provided by financing activities	187,762	1,285

Effect of exchange rate changes on cash and cash equivalents	44	(10)

Net increase (decrease) in cash and cash equivalents	91,082	(648)
Cash and cash equivalents at beginning of period	11,857	12,505

Cash and cash equivalents at end of period	$102,939	$11,857

Supplemental schedule of cash flow data: Cash paid for income taxes	$674	$10

Non-cash operating activity: Issuance of common stock for Quantum settlement	$3,319	$—

Acquisition of cross-license	$—	$400

Non-cash financing activities: Conversation of mandatorily redeemable convertible preferred stock to common stock and additional paid in capital	$41,514	$—